THE
          CUTLER                                       PROSPECTUS
          TRUST
                                                       OCTOBER 30, 2002
EACH FUND SEEKS CURRENT INCOME
AND LONG-TERM CAPITAL
APPRECIATION.
                                                       CUTLER CORE FUND
SHARES OF EACH FUND ARE OFFERED
TO INVESTORS WITHOUT ANY SALES                         CUTLER VALUE FUND
CHARGE OR RULE 12B-1
(DISTRIBUTION) FEES.




THE SECURITIES AND EXCHANGE COMMISSION HAS
NOT APPROVED OR DISAPPROVED ANY FUND'S
SHARES OR DETERMINED WHETHER THIS PROSPECTUS
IS ACCURATE OR COMPLETE. ANY REPRESENTATION
TO THE CONTRARY IS A CRIMINAL OFFENSE.





                               [Crater Lake Image]

                                                              TABLE OF CONTENTS

RISK/RETURN SUMMARY                                                         2

       Investment Objective                                                 2

       Principal Investment Strategies                                      2

       Investment Policies for Both Funds                                   2

       Principal Risks of Investing in the Fund                             3

       Who May Want to Invest in the Fund                                   3


PERFORMANCE                                                                 4

FEE TABLES                                                                  6

MANAGEMENT                                                                  7

YOUR ACCOUNT                                                                9

       How to Contact the Funds                                             9

       General Information                                                  9

       Buying Shares                                                       10

       Selling Shares                                                      13

       Exchange Privileges                                                 14

       Retirement Accounts                                                 15

OTHER INFORMATION                                                          16

FINANCIAL HIGHLIGHTS                                                       17

RISK/RETURN SUMMARY
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

The investment objective of both Cutler Core Fund and Cutler Value Fund (each a "Fund" and collectively the "Funds"), as managed by their investment adviser, Cutler & Company, LLC (the "Adviser"), is current income and long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES

CUTLER CORE FUND

In seeking to meet its investment objective, the Fund invests in stocks that the Adviser considers undervalued with respect to their growth prospects relative to the general market. In order to facilitate this selection process, the Fund will only purchase U.S. exchange-traded companies that, in the Adviser's opinion, are leaders in their industry, have wide ownership among major institutional investors and very liquid markets, and have a market value of at least $1 billion. The Fund's portfolio will, under normal conditions, be comprised of at least 25 stocks, of which at least 75% will be dividend-paying.

CUTLER VALUE FUND

In seeking to meet its investment objective, the Fund expects that for most periods substantially all of its total assets will be invested according to the Adviser's value investing style in a diversified portfolio of stocks judged by the Adviser to have favorable value to price characteristics relative to their historic valuations and/or comparable companies.

[CALLOUT BOX:

CONCEPTS TO UNDERSTAND

VALUE INVESTING means to invest in stocks whose market valuations are low relative to their historic valuations and/or comparable companies.

PRICE/EARNINGS RATIO means the ratio of a company's current market price divided by the previous 12 months' earnings per share.

CASH FLOW means the measurement of cash gained or lost during an accounting period, adjusted for any previous non-cash transactions.]

Factors deemed particularly relevant in determining fundamental value include price/earnings ratios, earnings and price histories, balance sheet characteristics and perceived management skills. Changes in economic and political outlooks, as well as individual corporate developments, can influence specific security prices. The Adviser chooses investments in stocks of companies that have a market value of at least $1 billion and, in the Adviser's opinion, have wide ownership among major institutional investors and very liquid markets.

INVESTMENT POLICIES FOR BOTH FUNDS

The Adviser uses "top-down" and "bottom-up" approaches and investment selections are made using a rigorous fundamental approach. Top-down research involves the study of economic trends in the domestic and global economy, such as the fluctuation in interest or unemployment rates. These factors help to identify industries and sectors with the potential to outperform as a result of major economic developments. Bottom-up research involves detailed analysis of specific companies. Important factors include industry characteristics, profitability, growth dynamics, industry positioning, strength of management, valuation and expected return on a three to five year holding period.

The Adviser will sell securities for any one of three possible reasons. A stock may be sold
     o When it exceeds the Adviser's price target. Active price targets are maintained on all portfolio holdings
     o When a similar company is found by the Adviser to have better potential for price appreciation
     o If the industry moves in an unforeseen direction that negatively impacts the positioning of a particular investment or if the company's strategy, execution or industry positioning itself deteriorates. The Adviser develops specific views on how industries are likely to evolve and how individual companies will participate in industry growth and change

TEMPORARY DEFENSIVE MEASURES A Fund may assume a temporary defensive position and invest without limit in cash or prime cash equivalents in order to respond to adverse market, economic or other conditions. As a result of taking a temporary defensive position, a Fund may not achieve its investment objective.

PRINCIPAL RISKS OF INVESTING IN THE FUNDS

There is no assurance that a Fund will achieve its investment objective, and a Fund's net asset value and total return will fluctuate based upon changes in the value of its portfolio securities. Upon redemption, an investment in a Fund may be worth more or less than its original value. No Fund, by itself, provides a complete investment program.

All investments made by a Fund have some risk. Among other things, the market value of any security in which a Fund may invest is based upon the market's perception of value and not necessarily the book value of an issuer or other objective measures of the issuer's worth.

A Fund may be an appropriate investment if you are seeking long-term growth in your investment and are willing to tolerate significant fluctuations in the value of your investment in response to changes in the market value of the stocks the Fund holds. This type of market movement may affect the price of the securities of a single issuer, a segment of the domestic stock market or the entire market. The investment style for either or both Funds could fall out of favor with the market. For the most part, the portfolio of Cutler Core Fund is comprised of larger companies. Therefore, if smaller companies outperform larger companies, Cutler Core Fund could under-perform broader equity indexes. Likewise, if value stocks decrease in value, there could be a corresponding drop in the net asset value of each Fund.

It is not the Funds' intent, nor has it been their practice, to engage in active and frequent trading of their portfolio securities. This type of trading could increase the amount of capital gains realized by a Fund and total securities transactions costs. A Fund may hold cash or cash equivalents such as high quality, short-term money market instruments pending investment to retain flexibility in meeting redemptions and paying expenses.

In summary, you could lose money on your investment in a Fund, or a Fund could under-perform other investments, if any of the following occurs:

     o    The stock market goes down
     o The stock market continues to undervalue the stocks in the Funds' portfolios
     o The Adviser's judgment as to the value of a stock proves to be mistaken

WHO MAY WANT TO INVEST IN THE FUNDS

You may want to purchase shares of the Funds if:
     o You are willing to tolerate significant changes in the value of your investment
     o    You are pursuing a long-term goal
     o You are willing to accept higher short-term risk for potential long-term returns

The Funds may NOT be appropriate for you if:
     o You want an investment that pursues market trends or focuses only on particular sectors or industries
     o    You need stability of principal
     o    You are pursuing a short-term goal or investing emergency reserves

PERFORMANCE

The following charts illustrate the variability of each Funds' returns. These charts and the following tables provide some indication of the risks of investing in the Funds by showing changes in each Fund's performance from year to year and how the Fund's returns compare to a broad measure of market performance.

PERFORMANCE   INFORMATION   (BEFORE  AND  AFTER  TAXES)   REPRESENTS  ONLY  PAST
PERFORMANCE AND DOES NOT NECESSARILY INDICATE FUTURE RESULTS.

The following chart shows the annual total return for each full calendar year that the Fund has operated.

CUTLER CORE FUND

[EDGAR REPRESENTATION OF BAR CHART:

1993-    6.15%
1994-   -2.89%
1995-   34.42%
1996-   18.28%
1997-   33.35%
1998-   21.47%
1999-   15.19%
2000-   -8.04%
2001-   -11.20%]

During the periods shown in the chart, the highest quarterly return was 17.84% (for the quarter ended December 31, 1998) and the lowest quarterly return was -14.19% (for the quarter ended September 30, 2001).

The calendar year-to-date return as of September 30, 20012 was -33.25%.

The following table compares the Fund's average annual total return, average annual total return after taxes on distributions, and average annual total return after taxes on distributions and sale of Fund shares as of December 31, 2001 to the S&P 500(R) Index.

------------------------ --------- -------- --------------
                                                SINCE
CUTLER CORE FUND            1      5 YEARS    INCEPTION
                           YEAR              (12/30/92)
------------------------ --------- -------- --------------
Return Before Taxes      -11.20%    8.79%      10.58%
------------------------ --------- -------- --------------
Return After Taxes on
Distributions            -11.37%    5.65%       7.92%
------------------------ --------- -------- --------------
Return After Taxes on
Distribution and Sale    -6.79%     7.09%       8.35%
of Fund Shares
------------------------ --------- -------- --------------
S & P 500 INDEX          -11.87%   10.70%      13.47%
------------------------ --------- -------- --------------

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

The S&P 500 Index is a market index of common stock. The S&P 500 Index is unmanaged and reflects reinvestment of dividends. Unlike the performance figures of the Fund, the S&P 500 Index's performance does not reflect the effect of expenses. One cannot invest directly in the index.

The following chart shows the annual total return for each full calendar year that the Fund has operated.

CUTLER VALUE FUND

[EDGAR REPRESENTATION OF BAR CHART:

1993-    5.94%
1994-    0.81%
1995-   33.20%
1996-   16.89%
1997-   33.25%
1998-   17.97%
1999-    3.28%
2000-    8.66%
2001-   -3.19%]

During the periods shown in the chart, the highest quarterly return was 16.27% (for the quarter ended June 30, 1997) and the lowest quarterly return was -9.84% (for the quarter ended September 30, 2001). The calendar year-to-date return as of September 30, 2002 was -30.81%.

The following table compares the Fund's average annual total return, average annual total return after taxes on distributions and average annual total return after taxes on distributions and sale of Fund shares as of December 31, 2001 to the Russell 1000(R) Value Index.

------------------------- ------- --------- --------------
                                                SINCE
CUTLER VALUE FUND         1 YEAR  5 YEARS     INCEPTION
                                             (12/30/92)
------------------------- ------- --------- --------------
Return Before Taxes       -3.19%  11.30%    12.18%
------------------------- ------- --------- --------------
Return After Taxes on
Distributions             -3.55%  7.19%     9.51%
------------------------- ------- --------- --------------
Return After Taxes on
Distribution and Sale     -1.94%  8.58%     9.72%
of Fund Shares
------------------------- ------- --------- --------------
RUSSELL 1000 VALUE INDEX  -5.59%  11.13%    14.17%
------------------------- ------- --------- --------------

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

The Russell 1000 Value Index tracks stocks in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values. The index figures assume reinvestment of all dividends paid by stocks included in the index. Unlike the performance figures of the Fund, the Russell 1000 Value Index's performance does not reflect the effect of expenses. One cannot invest directly in the index.

FEE TABLES
--------------------------------------------------------------------------------

The following tables describe the various fees and expenses that you will bear if you buy and hold shares of each Fund.

SHAREHOLDER FEES
(fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on            None
Purchases
Maximum Deferred Sales Charge (Load)              None
Maximum Sales Charge (Load) Imposed on            None
Reinvested Distributions
Redemption Fee                                    None
Exchange Fee                                      None

ANNUAL FUND OPERATING EXPENSES(1)
(expenses that are deducted from Fund assets)
CUTLER CORE FUND
Advisory Fees                                    0.75%
Other Expenses                                   0.54%
     Shareholder Services Fees                   0.04%
     Miscellaneous                               0.50%
TOTAL ANNUAL FUND OPERATING EXPENSES             1.29%
 Fee Waiver(2)                                   0.04%
 Net Expenses                                    1.25%
CUTLER VALUE FUND
Advisory Fees                                    0.75%
Other Expenses                                   0.75%
     Shareholder Services Fees                   0.08%
     Miscellaneous                               0.67%
TOTAL ANNUAL FUND OPERATING EXPENSES             1.50%
 Fee Waiver(2)                                   0.25%
 Net Expenses                                    1.25%

(1) Based on amounts incurred during the Funds' last fiscal year as of June 30, 2002 stated as a percentage of net assets.
(2) The Adviser has contractually obligated itself through October 31, 2003 to waive a portion of its fee if total expenses of the Fund exceed 1.25%.

EXAMPLE

The following is a hypothetical example intended to help you compare the cost of investing in each Fund to the cost of investing in other mutual funds. This example assumes that you invest $10,000 in each Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes a 5% return each year and that each Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                         CUTLER            CUTLER
YEARS                    CORE FUND       VALUE FUND
----------------------------------------------------
1 Year                     $127              $127
3 Years                    $405              $450
5 Years                    $704              $795
10 Years                  $1,553            $1,769

                                                                      MANAGEMENT
--------------------------------------------------------------------------------

The business of each Fund is managed under the direction of the Board of Trustees (the "Board") of The Cutler Trust. The Board formulates the general policies of each Fund and meets periodically to review the Fund's performance, monitor investment activities and practices and discuss other matters affecting each Fund. Additional information regarding the Board, as well as the executive officers of The Cutler Trust, may be found in the Statement of Additional Information ("SAI").

THE ADVISER

Cutler & Company, LLC, 3555 Lear Way, Medford, Oregon 97504 serves as investment adviser to both Funds. The Adviser makes investment decisions for each Fund subject to the general control of the Board. The Adviser received an advisory fee at an annual rate of 0.71% and 0.50% (after waivers) of the average daily net assets of Cutler Core Fund and Cutler Value Fund, respectively, during its most recent fiscal year.

The  Adviser  (and  its   predecessors-in-interest)   has  provided   investment
management services since 1977. As of October 1, 2002, the Adviser had almost $1.0 billion in assets under management.

PORTFOLIO MANAGERS

The portfolio managers of each Fund are responsible for the day-to-day investment policy, portfolio management and investment research for the Fund. Their business experience and educational backgrounds are as follows:

KELLY R. KO, CFA, Co-Portfolio Manager for Cutler Core Fund and Cutler Value Fund, received his B.S. from the University of Southern California and an M.B.A. in Finance from Duke University in 1986. From May 2000 to May 2002, he was a portfolio manager for Nicholas Applegate Capital Management in San Diego, California. From 1992 to May 2000, he was a portfolio manager and analyst for Hughes Investment Management Company in Los Angeles, California.

JOSEPH GAGNON, CFA, Co-Portfolio Manager for Cutler Core Fund and Cutler Value Fund, received his B.A. from the University of California, Los Angeles in 1985. From September 2001 to May 2002, he was an investment analyst for Nicholas Applegate Capital Management in San Diego, California. From June 2000 to September 2001, he was an independent registered investment adviser. From 1991 to June 2000, he was a portfolio manager for Hughes Investment Management Company in Los Angeles, California.

OTHER SERVICE PROVIDERS

The Forum Financial Group, LLC and its affiliates (collectively, "Forum") provide services to the Funds. As of September 30, 2002, Forum provided services to investment companies and collective investment funds with assets of approximately $111 billion.

SHAREHOLDER SERVICES PLAN

The Trust has adopted a shareholder services plan permitting the Trust to compensate financial institutions for acting as shareholder servicing agents for their customers.

FUND EXPENSES

Each Fund pays for all of its expenses. Each Fund's expenses are comprised of expenses attributable to the particular Fund as well as expenses not attributable to any particular Fund that are allocated between the Funds. The Adviser pursuant to a contractual obligation, or other service providers may waive all or any portion of their fees, which are accrued daily and paid monthly. Any waiver would have the effect of increasing a Fund's performance for the period during which the waiver was in effect.

Forum Fund Services, LLC, a registered broker-dealer and member of the National Association of Securities Dealers, Inc., is the distributor (principal underwriter) of each Fund's shares. The distributor acts as the agent of each Fund in connection with the offering of shares of the Fund. The distributor may enter into arrangements with banks, broker-dealers or other financial institutions through which investors may purchase or redeem shares and may, at its own expense, compensate persons who provide services in connection with the sale or expected sale of shares of each Fund.

Forum Shareholder Services, LLC (the "Transfer Agent") is each Fund's transfer agent.

                                                                    YOUR ACCOUNT
--------------------------------------------------------------------------------

[CALLOUT BOX:

HOW TO CONTACT THE FUNDS

WRITE TO US AT:
   The Cutler Trust
   P.O. Box 446
   Portland, Maine 04112

OVERNIGHT ADDRESS:
   The Cutler Trust
   Two Portland Square
   Portland, Maine 04101

TELEPHONE US TOLL-FREE AT:
   (888) CUTLER4
   (888) 288-5374

WIRE INVESTMENTS (OR ACH PAYMENTS) TO:
   Deutsche Bank Trust Company Americas
   New York, New York
   ABA #021001033

FOR CREDIT TO:
   Forum Shareholder Services, LLC
   Account #01-465-547
   The Cutler Trust: (Name of Fund)
   (Your Name)
   (Your Account Number)  ]

GENERAL INFORMATION

You pay no sales charge to purchase or sell (redeem) shares of a Fund. Each Fund purchases or sells shares at the net asset value per share, or NAV, next calculated after the Transfer Agent receives your request in proper form (as described in this Prospectus on pages 10 through 15). For instance, if the Transfer Agent receives your purchase request in proper form prior to 4:00 p.m. Eastern time, your transaction will be priced at that day's NAV. If the Transfer Agent receives your purchase request after 4:00 p.m., your transaction will be priced at the next business day's NAV. A Fund will not accept orders that request a particular day or price for the transaction or any other special conditions.

The Funds do not issue share certificates.

You will receive monthly statements and a confirmation of each transaction. You should verify the accuracy of all transactions in your account as soon as you receive your confirmation.

Each Fund, through the Adviser or Transfer Agent, may temporarily suspend (during unusual market conditions) or discontinue any service or privilege.


WHEN AND HOW NAV IS DETERMINED Each Fund calculates its NAV as of the close of the New York Stock Exchange (normally 4:00 p.m., Eastern time) on each weekday except days when the New York Stock Exchange is closed, but under unusual circumstances, may accept orders when the New York Stock Exchange is closed if deemed appropriate by the Trust's officers. The time at which NAV is calculated may be changed in case of an emergency or if the New York Stock Exchange closes early. Each Fund's NAV is determined by taking the market value of all securities owned by the Fund (plus all other assets such as cash), subtracting all liabilities and then dividing the result (net assets) by the number of shares outstanding. Each Fund values securities for which market quotations are readily available at current market value. If market quotations are not readily available, securities are valued at fair value as determined by the Board.

TRANSACTIONS THROUGH THIRD PARTIES If you invest through a broker or other financial institution, the policies and fees charged by that institution may be different than those of a Fund. Banks, brokers, retirement plans and financial advisers may charge transaction fees and may set different minimum investments or limitations on buying or selling shares. Consult a representative of your financial institution or retirement plan for further information.

BUYING SHARES

HOW TO MAKE PAYMENTS All investments must be made by check, ACH, or wire. All checks must be made payable in U.S. dollars and drawn on U.S. financial institutions. The Funds do not accept purchases made by cash or cash equivalents (for instance, you may not pay by money order, cashier's check, bank draft or traveler's check). The Funds do not accept purchases made by credit card check.

     CHECKS For individual, sole proprietorship and joint accounts as well as Uniform Gift to Minors Act ("UGMA") or Uniform Transfers to Minors Act ("UTMA") accounts, the check must be made payable to "The Cutler Trust" or to one or more owners of the account and endorsed to "The Cutler Trust". For all other accounts, the check must be made payable on its face to "The Cutler Trust." No other method of check payment is acceptable.

     ACH Refers to the "Automated Clearing House" System maintained by the Federal Reserve Bank, which allows banks to process checks, transfer funds and perform other tasks.

     WIRES Instruct your financial institution with whom you have an account to make a Federal Funds wire payment to us. Your financial institution may charge you a fee for this service.

MINIMUM INVESTMENTS Each Fund accepts payments in the following minimum amounts:

                                   MINIMUM         MINIMUM
                                   INITIAL        ADDITIONAL
                                  INVESTMENT      INVESTMENT
Standard Account                   $25,000           None
Traditional and Roth IRA
 Accounts                           $2,000           None
Accounts with Systematic
 Investment                        $25,000           $100
Exchanges                           $2,500           None

The Adviser or the Funds' administrator may, at its discretion, waive the above investment minimums.

ACCOUNT REQUIREMENTS

                      TYPE OF ACCOUNT                                              REQUIREMENTS
INDIVIDUAL, SOLE PROPRIETORSHIP AND JOINT ACCOUNTS                o   Instructions must be signed by all persons exactly as
Individual accounts are owned by one person, as are                   their names appear on the account
sole proprietorship accounts. Joint accounts have two or
more owners (tenants)

GIFTS OR TRANSFERS TO A MINOR  (UGMA,  UTMA)                      o   Depending on state laws, you can set up a custodial
These custodial accounts provide a way to give money                  account under the UGMA or the UTMA
to a child and obtain tax benefits                                o   The custodian must sign instructions in a manner
                                                                      indicating custodial capacity

BUSINESS ENTITIES                                                 o   Submit a secretary's (or similar) certificate
                                                                      covering incumbency and authority

TRUSTS                                                            o   The trust must be established before an account
                                                                      can be opened
                                                                  o   Provide the first and signature pages from the
                                                                      trust document identifying the trustees


                                                                              11


INVESTMENT PROCEDURES

                   HOW TO OPEN AN ACCOUNT                                    HOW TO ADD TO YOUR ACCOUNT
BY CHECK                                                          BY CHECK
o   Call or write us for an account application                   o   Fill out an investment slip from a confirmation or
o   Complete the application (and other required                      write us a letter
    documents)                                                    o   Write your account number on your check
o   Mail us your application (and other required                  o   Mail us the slip (or your letter) and a check
    documents) and a check
BY WIRE                                                           BY WIRE
o   Call or write us for an account application                   o   Call to notify us of your incoming wire
o   Complete the application (and other required                  o   Instruct your financial institution to wire
    documents)                                                        your money to us
o   Call us to fax the completed application (and
    other required documents)and we will assign you an
    account number
o   Mail us your application (and other required
    documents)
o   Instruct your financial institution to wire your money
    to us
BY ACH PAYMENT                                                    BY SYSTEMATIC INVESTMENT
o   Call or write us for an account application                   o   Complete the Systematic Investment section of
o   Complete the application (and other required                      the application
    documents)                                                    o   Attach a voided check to your application
o   Call us to fax the completed (and other                       o   Mail us the completed application and the
    required  documents)and we will assign you an                     voided check
    account number                                                o   We will electronically debit your purchase proceeds
o   Mail us your application (and other required documents)           from your selected financial institution
o   We will electronically debit your purchase proceeds
    from your selected financial institution

SYSTEMATIC INVESTMENTS You may invest a specified amount of money in a Fund once or twice a month on specified dates. These payments are taken from your bank account by Automated Clearing House ("ACH") payment. Systematic investments must be for at least $100.

LIMITATIONS ON PURCHASES Each Fund reserves the right to refuse any purchase (including exchange) request, particularly requests that could adversely affect the Fund or its operations. This includes those from any individual or group who, in a Fund's view, is likely to engage in excessive trading (including two or more substantial redemptions or exchanges out of a Fund followed by substantial repurchases into a Fund within a calendar year).

CANCELED OR FAILED PAYMENTS Each Fund accepts checks and ACH transfers at full value subject to collection. If a Fund does not receive your payment for shares or you pay with a check or ACH transfer that does not clear, your purchase will be canceled. You will be responsible for any losses or expenses incurred by a Fund or the Transfer Agent, and the Fund may redeem other shares you own in the account (or another identically registered account that you maintain with the Transfer Agent) as reimbursement. Each Fund and its agents have the right to reject or cancel any purchase, exchange or redemption due to nonpayment.

SELLING SHARES

Each Fund processes redemption orders promptly. Under normal circumstances, a Fund will send redemption proceeds within a week. Delays may occur in cases of very large redemptions, excessive trading or during unusual market conditions. If a Fund has not yet collected payment for the shares you are selling, it may delay sending redemption proceeds for up to 15 calendar days.

          HOW TO SELL SHARES FROM YOUR ACCOUNT
BY MAIL
o   Prepare a written request including:
    o  Your name(s) and signature(s)
    o  Your account number
    o  The Fund name
    o The dollar amount or number of shares you want to sell
    o  How and  where  to send  your  proceeds
    o  Obtain a  signature  guarantee  (if required)
    o  Obtain other  documentation (if required)
o   Mail us your request and documentation
BY WIRE
o Wire redemptions are only available if your redemption is for $10,000 or more and you did not decline wire redemption privileges on your account application
o Call us with your request (unless you declined telephone redemption privileges on your account application) (See "By Telephone") OR
o   Mail us your request  (See "By Mail")
BY  TELEPHONE
o Call us with your request (unless you declined telephone authorization privileges on your account application)
o   Provide the following information:
    o  Your account number
    o  Exact name(s) in which the account is registered
    o  Additional forms of identification
o   Redemption proceeds will be:
    o  Mailed to you OR
    o  Wired to you (unless you declined wire
       redemption privileges on your account application)
       (See "By Wire")
SYSTEMATICALLY
o Complete the systematic withdrawal section of the application
o   Attach a voided check to your application
o   Mail us your completed application
o Redemption proceeds will be electronically credited to your account at the financial institution identified on your account application

WIRE REDEMPTION PRIVILEGES You may redeem your shares by wire unless you declined wire redemption privileges on your account application. The minimum amount you may redeem by wire is $10,000.

TELEPHONE REDEMPTION PRIVILEGES You may redeem your shares by telephone unless you declined telephone redemption privileges on your account application. You may be responsible for any unauthorized telephone order as long as the Transfer Agent takes reasonable measures to verify that the order is genuine.

SYSTEMATIC WITHDRAWALS If you own shares of a Fund with an aggregate value of at least $10,000, you may request a specified amount of money from your account once a month or once a quarter on a specified date. These payments are sent from your account to a designated bank account by ACH payment. Systematic withdrawals must be for at least $100.

SIGNATURE GUARANTEE REQUIREMENTS To protect you and the Funds against fraud, certain redemption options will require a signature guarantee. A signature guarantee verifies the authenticity of your signature. You can obtain a signature guarantee from most banking institutions or securities brokers, but not from a notary public. We will need written instructions signed by all registered owners, with a signature guarantee for each owner, for any of the following:
     o    Written requests to redeem $100,000 or more
     o    Changes to a shareholder's record name
     o Redemptions from an account for which the address or account registration has changed within the last 30 days
     o Sending redemption and distribution proceeds to any person, address, brokerage firm or bank account not on record
     o Sending redemption and distribution proceeds to an account with a different registration (name or ownership) from your account
     o Adding or changing ACH or wire instructions, telephone redemption or exchange options, or any other election in connection with your account

We reserve the right to require a signature guarantee(s) on all redemptions.

SMALL ACCOUNTS If the value of your Fund account falls below $10,000 (not including IRAs), the Fund may ask you to increase your balance. If the account value is still below $10,000 after 60 days, the Fund may close your account and send you the proceeds. The Fund will not close your account if it falls below $10,000 solely as a result of a reduction in your account's market value.

REDEMPTION IN KIND Each Fund reserves the right to pay redemption proceeds in portfolio securities rather than cash. These redemptions "in kind" usually occur if the amount to be redeemed is large enough to affect Fund operations (for example, if it represents more than 1% of the Fund's assets).

LOST ACCOUNTS The Transfer Agent will consider your account lost if correspondence to your address of record is returned as undeliverable, unless the Transfer Agent determines your new address. When an account is lost, all distributions on the account will be reinvested in additional Fund shares. In addition, the amount of any outstanding (unpaid for six months or more) checks for distributions that have been returned to the Transfer Agent will be reinvested and the checks will be canceled.

EXCHANGE PRIVILEGES

You may sell your Fund shares and buy shares of the other Fund, also known as an exchange, by telephone or in writing. You may exchange Fund shares for Investors Bond Fund or Daily Assets Government Fund (series of Forum Funds). The minimum amount that is required to open an account in the Fund through an exchange with another fund is $2,500. An exchange is treated as a sale and purchase of shares, and may have tax consequences. There is no charge for the exchange privilege or limitation as to frequency of exchanges, although each Fund reserves the right to limit exchanges.

REQUIREMENTS You may make exchanges only between identically registered accounts (name(s), address and taxpayer ID number). You may exchange your shares by mail or telephone, unless you declined telephone redemption privileges on your account application. You may be responsible for any unauthorized telephone order as long as the Transfer Agent takes reasonable measures to verify that the order is genuine.

                    HOW TO EXCHANGE
BY MAIL
o  Prepare a written request including:
   o   Your name(s) and signature(s)
   o   Your account number
   o   The names of each fund you are exchanging
   o The dollar amount or number of shares you want to sell (and exchange)
o  Obtain a signature guarantee (if required)
o  Obtain other documentation (if required)
o  Mail us your request and documentation
BY TELEPHONE
o Call us with your request (unless you declined telephone redemption privileges on your account application)
o  Provide the following information:
   o   Your account number
   o   Exact name(s) in which account is registered
   o   Additional form of identification

RETIREMENT ACCOUNTS

Each Fund offers IRA accounts, including traditional and Roth IRAs. Fund shares may also be an appropriate investment for other retirement plans. Before investing in any IRA or other retirement plan, you should consult your tax adviser. Whenever making an investment in an IRA, be sure to indicate the year for which the contribution is made.

OTHER INFORMATION
--------------------------------------------------------------------------------

DISTRIBUTIONS

Each Fund distributes its net investment income quarterly. Any capital gain realized by a Fund will be distributed at least annually.

All distributions are reinvested in additional shares, unless you elect to receive distributions in cash. For Federal income tax purposes, distributions are treated the same whether they are received in cash or reinvested. Shares become entitled to receive distributions on the day after the shares are issued.

TAXES

Distributions of net investment income or short-term capital gain are taxable to you as ordinary income. A portion of the dividends paid by a Fund may be eligible for the dividends-received deduction for corporate shareholders. Distributions of long-term capital gain are taxable to you as long-term capital gain, regardless of how long you have held your shares. Distributions may also be subject to state and local taxes.

All distributions reduce the net asset value of a Fund's shares by the amount of the distribution. If you purchase shares prior to these distributions, you are taxed on the distribution even though the distribution represents a return of your investment. The sale or exchange of Fund shares is a taxable transaction for Federal income tax purposes.

Each Fund may be required to withhold U.S. Federal income tax at the rate of 30% of all taxable distributions payable to you if you fail to provide the Fund with your correct taxpayer identification number or to make required certifications, or if you have been notified by the IRS that you are subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against your U.S. Federal income tax liability.

Your Fund will mail reports containing information about the Fund's distributions during the year to you after December 31 of each year. Consult your tax adviser about the Federal, state and local tax consequences in your particular circumstances.

ORGANIZATION

The Cutler Trust is a Delaware business trust registered with the U.S. Securities and Exchange Commission as an open-end, management investment company (a "mutual fund"). The Funds are the only two series of The Cutler Trust. It is not intended that meetings of shareholders be held except when required by Federal or Delaware law and all shareholders of each Fund are entitled to vote at shareholders' meetings unless a matter is determined to affect only a specific Fund (such as approval of an advisory agreement for a Fund). From time to time, large shareholders may control a Fund.

CORE AND GATEWAY(R)

Each Fund may seek to achieve its investment objective by investing all of its assets in shares of another diversified, open-end management investment company that have corresponding investment objectives and investment policies to those of the Fund. This is also known as a master-feeder structure.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The following tables are intended to help you understand each Fund's financial performance for the past five years. Certain information reflects financial results for a single share of a Fund. Total return in the tables represents the rate an investor would have earned (or lost) on an investment in the applicable Fund (assuming the reinvestment of all distributions). The information has been audited by Deloitte & Touche LLP. The Funds' financial statements and the auditor's report are included in the Annual Report, which is available upon request, without charge.

CUTLER CORE FUND

                                                                 YEAR ENDED JUNE 30,
                                                2002        2001         2000       1999       1998
SELECTED DATA FOR A SINGLE SHARE
Beginning Net Asset Value                      $10.09      $15.99      $15.71     $17.60     $16.06
Income From Investment Operations
     Net investment income                       0.02        0.05        0.08       0.12       0.19
     Net gain (loss) on securities
         (realized and unrealized)              (2.05)      (2.16)       1.24       2.06       3.05
Total From Investment Operations                (2.03)      (2.11)       1.32       2.18       3.24
Less Distributions
     From net investment income                 (0.02)      (0.05)      (0.08)     (0.12)     (0.19)
     From capital gain                          (0.01)      (3.74)      (0.96)     (3.95)     (1.51)
Total Distributions                             (0.03)      (3.79)      (1.04)     (4.07)     (1.70)
Ending Net Asset Value                          $8.03      $10.09      $15.99     $15.71     $17.60

OTHER INFORMATION
Ratios to Average Net Assets
     Expenses including reimbursement/           1.25%       1.20%       1.11%      1.07%      1.10%
       waiver of fees
     Expenses excluding reimbursement/
       waiver of fees                            1.29%       1.20%       1.11%      1.07%      1.10%
     Net investment income                       0.19%       0.40%       0.51%      0.76%      1.14%
Total Return                                   (20.12%)    (14.44%)      8.61%     15.48%     21.60%
Portfolio Turnover Rate                            46%         93%         79%        59%       119%
Net Assets at End of Period                    $35,613     $55,280     $70,095    $74,499    $77,482
  (in thousands)


                                                                              17


CUTLER VALUE FUND

                                                                    YEAR ENDED JUNE 30,
                                                   2002         2001        2000        1999          1998
SELECTED DATA FOR A SINGLE SHARE
Beginning Net Asset Value                        $10.38        $9.78       $18.93      $21.02        $18.33
Income From Investment Operations
     Net investment income                         0.08         0.08         0.12        0.14          0.13
     Net gain (loss) on securities
         (realized and unrealized)                (1.53)        0.79        (1.97)       2.73          4.19
Total From Investment Operations                  (1.45)        0.87        (1.85)       2.87          4.32
Less Distributions
     From net investment income                   (0.08)       (0.08)       (0.12)      (0.14)        (0.13)
     In excess of net investment income             -                           -           - (1)        -
     From capital gain                              -          (0.19)       (7.18)      (4.82)        (1.50)
Total Distributions                               (0.08)       (0.27)       (7.30)      (4.96)        (1.63)
Ending Net Asset Value                            $8.85       $10.38        $9.78      $18.93        $21.02

OTHER INFORMATION
Ratios to Average Net Assets
     Expenses including reimbursement/
       waiver of fees                              1.25%        1.25%        1.25%       1.20%         1.24%
     Expenses excluding reimbursem
     waiver of fees                                1.50%        1.45%        1.28%       1.20%         1.24%
     Net Investment Income                         0.76%        0.56%        1.01%       0.80%         0.65%
Total Return                                     (14.07%)       8.97%       (9.25%)     18.10%        24.90%
Portfolio Turnover Rate                              46%          60%          66%        110%           50%
Net Assets at End of Period                      $22,963      $25,744      $27,615     $40,125       $41,085
  (in thousands)

(1)   Per share data was less than $0.01.

FOR MORE INFORMATION                                                                        THE
                                                                                       CUTLER TRUST

                        ANNUAL/SEMI-ANNUAL REPORTS
    Additional information about each Fund's investments is available in the          CUTLER CORE FUND
      Funds' annual and semi-annual reports to shareholders. In each Fund's           CUTLER VALUE FUND
     annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

                   STATEMENT OF ADDITIONAL INFORMATION ("SAI")
       The SAI provides more detailed information about each Fund and is incorporated by reference into this Prospectus.

                           CONTACTING THE FUNDS
    You can get free copies of the Funds' annual/semi-annual reports and SAI, request other information and discuss your questions about each Fund by contacting your broker or the Funds at:

                      Forum Shareholder Services, LLC                                THE CUTLER TRUST
                               P. O. Box 446                                           P.O. Box 446
                           Portland, Maine 04112                                   Portland, Maine 04112
                               (888) CUTLER4                                           (888) CUTLER4
                              (888) 288-5374                                          (888) 288-5374

              SECURITIES AND EXCHANGE COMMISSION INFORMATION
       You can also review each Fund's annual/semi-annual reports, SAI and other information about the Funds at the Public Reference Room of the
        Securities and Exchange Commission ("SEC"). The scheduled hours             INVESTMENT ADVISER
    of operation of the Public Reference Room may be obtained by calling the       Cutler & Company, LLC
         SEC at (202) 942-8090. You can get copies of this information,                3555 Lear Way
                    for a fee, by e-mailing or by writing to:                      Medford, Oregon 97504
                                                                                      (541) 770-9000
                           Public Reference Room                                      (800) 228-8537
                    Securities and Exchange Commission
                        Washington, D.C. 20549-0102
                    E-mail address: publicinfo@sec.gov


    Fund information, including copies of the annual/ semi-annual reports and           Web Site:
             SAI are available on the SEC's Web site at www.sec.gov.                 www.cutler.com


                    Investment Company Act File No. 811-7242